Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
In connection with the Annual Report of Eagle Rock Energy Partners, L.P. (the Partnership) on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Jeffrey P. Wood, Senior Vice President and Chief Financial Officer of Eagle Rock Energy G&P, LLC, the general partner of Eagle Rock Energy GP, L.P., the general partner of the Partnership, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:	March 3, 2014	/s/ JEFFREY P. WOOD
Jeffrey P. Wood
Senior Vice President and
Chief Financial Officer of Eagle Rock
Energy G&P, LLC, General Partner of Eagle Rock
Energy GP, L.P., General Partner o Eagle Rock
Energy Partners, L.P.